UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2010

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code:  (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Northwest Natural Gas Company is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed with the United States Securities and Exchange Commission on February 26, 2010 (“Form 8-K”).  When the Form 8-K was filed in the EDGAR system, the EDGAR tag for Item 2.02 was included but the EDGAR tags for Items 5.02 and 9.01 were inadvertently omitted.  This Form 8-K/A amends the Form 8-K to include, for purposes of filing in the EDGAR system, the EDGAR tags for Items 2.02, 5.02 and 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: March 11, 2010	/s/ David H. Anderson
Senior Vice President and
Chief Financial Officer

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